PROSPECTUS
                                                          DATED OCTOBER 10, 2003

TRENDSTARSM SMALL-CAP FUND

TRENDSTARSM AMERICAN ENDEAVOR FUND


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIME.


TrendStarSM Investment Trust
7300 College Blvd. Suite 308
Overland Park, KS 66210
1-888-747-4872

                                TABLE OF CONTENTS

ABOUT OUR FUNDS                                                                3
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Investment Objectives ....................................................     3
Principal Investment Strategies ..........................................     3
Principal Investment Risks ...............................................     4
Past Performance History .................................................     5
Costs of Investing in the Funds ..........................................     5
Expense Example ..........................................................     6
Additional Investment Information About the TrendStar Small-Cap Fund .....     6

WHO MANAGES OUR FUNDS                                                          7
--------------------------------------------------------------------------------
The Investment Advisor ...................................................     7
The Fund Managers ........................................................     7

HOW TO BUY AND SELL SHARES                                                     8
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How Shares Are Priced Each Day ...........................................     8
How To Invest in the Funds ...............................................     8
How To Sell (Redeem) Your Shares .........................................    11

ADDITIONAL INFORMATION                                                        14
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Dividends and Distributions ..............................................    14
Tax Considerations .......................................................    14
General Information ......................................................    15

FOR MORE INFORMATION                                                          17
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                                       2

                                 ABOUT OUR FUNDS

INVESTMENT OBJECTIVES
---------------------

The TrendStarSM Small-Cap Fund and American Endeavor Fund each seek to achieve long term growth of capital. Income is a secondary consideration for each Fund.

PRINCIPAL INVESTMENT STRATEGIES AND POLICIES
--------------------------------------------

The TrendStarSM Small-Cap Fund
------------------------------
     This Fund normally invests at least 80% of its assets in common stocks of domestic companies with market capitalizations of less than $2 billion.

     To choose securities in which the Fund invests, the Fund's management team researches and identifies long-term industry, demographic, technological and other trends that it believes are likely to generate superior company growth prospects. The team then identifies a universe of companies that it expects to benefit most from the identified long-term trends. The companies within this universe are analyzed using a "bottom-up" fundamental approach that emphasizes company and industry profit margin structure, management effectiveness and overall industry competitiveness. The management team makes its final selections utilizing a valuation methodology that estimates individual stock value by considering a wide variety of factors, including but not limited to company profitability, rate of company growth and balance sheet quality.

The TrendStarSM American Endeavor Fund
--------------------------------------
     This Fund normally invests at least 80% of its assets in common stocks of U.S. companies without regard to market capitalizations.

     This Fund is designed to give investors the ability to gain exposure to international economic growth opportunities without being directly exposed to international stocks and stock markets, and to direct currency risk. The Fund provides international growth exposure by normally investing at least 80% of its assets in common stocks of domestic companies that generate at least one-third (1/3rd) of their annual sales or net income from operations conducted outside the United States.

     To choose securities in which the Fund will invest, the management team employs the same stock selection process as described above for the TrendStarSM Small-Cap Fund, with the additional requirement that selected companies satisfy the 1/3rd international sales or net income element. The requirement of a significant international operations exposure will generally lead the management team to purchase companies with larger market capitalizations (in excess of $3 billion). However, the Fund may purchase companies of any size without regard to market capitalization, so long as that company survives the team's rigorous investment analysis.

Each Fund generally invests for the long term and will, under most conditions, stay at least 80% invested in common stocks. However, under abnormal market or economic conditions, the management team may adopt a temporary defensive investment position in the market with respect to one or both Funds. When such a position is assumed, cash reserves may be a significant percentage (up to 100%) of the affected Fund's total net assets, and during times when a Fund holds a significant portion of its net assets in cash, the Fund will not be investing according to its investment objectives and its performance may be negatively affected as a result.

Mutual funds generally emphasize either "growth" or "value" styles of investing. Growth funds seek to invest in companies that exhibit faster-than-average growth in revenues and earnings, appealing to investors who are willing to accept more volatility in hopes of a greater increase in share price. Value funds invest in companies that appear under priced according to certain financial measurements of their intrinsic worth or business prospects, such as low p/e (price-to-earnings)and p/s (price-to-sales) ratios. Value funds appeal to investors who want some dividend income and the potential for capital gains, but are less tolerant of share-price fluctuations. The TrendStarSM Funds seek to invest in both `growth" and "value" companies without favoring either investment approach.

PRINCIPAL INVESTMENT RISKS
--------------------------

Risks in General (All Funds)
----------------------------
You could lose money investing in the Funds. When you sell Fund shares, they may be worth less than what you paid for them because the value of Fund investments vary from day-to-day, reflecting changes in overall market conditions and the conditions of individual securities held by the applicable Fund(s). Domestic and foreign economic growth and market conditions, interest rate levels, and political events are among the multitude of factors affecting the prices of the securities in which the Funds invest on a day-to-day basis. Further, the management team may not accurately predict the direction of the market as a whole and/or may select stocks that under perform the market or their peers. As a result, their investment decisions may not accomplish what they were intended to achieve. You should consider your own investment goals, time horizon, and risk tolerance before investing in any Fund.

Risks of Investing in Common Stocks (All Funds)
-----------------------------------------------
The Funds invest primarily in common stocks, which subjects each Fund and its shareholders to the risks associated with common stock investing. Those risks include the financial risk of selecting individual companies that do not perform as anticipated, the risk that the stock markets in which a Fund invests may experience periods of turbulence and instability, and the general risk that domestic and global economies may go through periods of decline and cyclical change.

Many factors affect an individual company's performance, such as the strength of its management or the demand for its product or services. You should be aware that the value of a company's share price might decline as a result of poor decisions made by management or lower demand for the company's products or services, or for no readily apparent reason at all. In addition, a company's share price may also decline if its earnings or revenues fall short of marketplace expectations.

There are overall stock market risks that may also affect the value of a Fund. Over time, the stock markets tend to move in cycles, with periods when stock prices rise generally and periods when stock prices decline generally. The value of a Fund's investments may decrease more than the stock markets in general.

Large-Size Company Risks (American Endeavor Fund Only)
------------------------------------------------------
Larger, more established companies may be unable to respond quickly to new competitive challenges like changes in consumer tastes or innovative smaller competitors. Also, larger companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

Mid-Size Company Risks (American Endeavor Fund Only)
----------------------------------------------------
Investing in medium-sized companies may involve greater risk than investing in larger companies. Medium-sized companies may not have the management experience, financial resources, product diversification and competitive strengths of larger companies, and, therefore, their securities may be more volatile. Medium-sized company stocks may be bought and sold less often and in smaller amounts than larger company stocks. Because of this, if a Fund wants to sell a large quantity of a medium-sized company's stock, it may have to sell at a lower price than would otherwise be indicated, or it may have to sell in smaller than desired quantities over an increased time period.

Smaller Company Risk (Small-Cap & American Endeavor Funds)
----------------------------------------------------------
Investing in smaller companies often involves greater risk than investing in larger companies. Smaller companies may not have the management experience, financial resources, product diversification and competitive strengths of larger companies. The securities of smaller companies, therefore, tend to be more volatile than the securities of larger, more established companies. Smaller company stocks tend to be bought and sold less often and in smaller amounts than larger company stocks. Because of this, if a Fund wants to sell a large quantity of a small-sized company's stock, it may have to sell at a lower price than would otherwise be indicated, or it may have to sell in smaller than desired quantities over an increased time period.

International Risks (American Endeavor Fund)
--------------------------------------------
International investing poses additional risks such as currency fluctuation and political instability. Although the TrendStarSM American Endeavor Fund invests only in U.S. companies with international operations, which avoids the risk of direct foreign investment, the companies in which this Fund invests directly experience these risks in their day-to-day business operations.

PAST PERFORMANCE HISTORY
------------------------

BECAUSE THESE ARE NEW FUNDS THAT HAVE NOT COMPLETED A FULL CALENDAR YEAR OF OPERATIONS, A PERFORMANCE BAR CHART AND TABLE DESCRIBING EACH FUND'S ANNUAL
PERFORMANCE AND COMPARING THAT PERFORMANCE TO APPROPRIATE INDICES IS NOT YET AVAILABLE.

COSTS OF INVESTING IN THE FUNDS
-------------------------------

THE FOLLOWING TABLE DESCRIBES THE EXPENSES AND FEES THAT YOU MAY PAY IF YOU BUY AND HOLD SHARES OF THE FUNDS.

SHAREHOLDER FEES:                                                   AMERICAN
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)              SMALL-CAP    ENDEAVOR
--------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES       NONE         NONE
--------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES CHARGE (LOAD)                   NONE         NONE
--------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) IMPOSED ON REINVESTED
DIVIDENDS AND OTHER DISTRIBUTIONS                      NONE         NONE
--------------------------------------------------------------------------------
REDEMPTION FEES1                                       NONE         NONE
--------------------------------------------------------------------------------
EXCHANGE FEES                                          NONE         NONE
--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES:                                     AMERICAN
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)          SMALL-CAP    ENDEAVOR
--------------------------------------------------------------------------------
MANAGEMENT FEES2                                       0.90%        0.90%
--------------------------------------------------------------------------------
DISTRIBUTION & SERVICING (12B-1) FEES3                 0.00%        0.00%
--------------------------------------------------------------------------------
OTHER EXPENSES4                                        0.50%        0.50%
--------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES5                  1.40%        1.40%
================================================================================

1. The Custodian may charge a fee (currently $15) on amounts redeemed and sent to you by wire transfer
2. Management fees are paid for investment advisory and portfolio management services to each Fund as provided by the Investment Advisor, TrendStarSM Advisors, LLC.
3. Although the Trust's Board of Trustees has adopted a Plan of Distribution under Rule 12b-1 of the Investment Company Act of 1940 for each Fund, the Plan has not been implemented and the Trust has no present intention of implementing the Plan. If the Board decides otherwise, you will be informed at least thirty days prior to its implementation. If the 12b-1 Plan is implemented in the future, you should be aware that if you hold your shares for a substantial period of time afterwards, you may indirectly pay more than the economic equivalent of the maximum front-end sales charge allowed by the National Association of Securities Dealers due to the recurring nature of Distribution (12b-1) fees.
4. Other Expenses include fees paid to each Fund's transfer agent, administrator, and other service providers.
5. Because these are new Funds, Other Expenses are based on estimated amounts for each Fund's initial fiscal year and are good faith estimates. The Investment Advisor has voluntarily agreed to waive receipt of its fees and/or reimburse certain expenses of each Fund (excluding brokerage fees and commissions, interest and other borrowing expenses, taxes and extraordinary expenses) in order to attempt to maintain each Fund's Total Annual Fund Operating Expenses at a level not to exceed 1.40%. The Investment Advisor may terminate such actions at any time. In the event that the Investment Adviser does waive fees and/or reimburse expenses, the Funds have entered into an expense recapture agreement with the Investment Advisor which allows the Investment Advisor to recover such outlays for a period of not greater than three years, but only if such recoveries do not cause a Fund's expense ratio to exceed 1.40%.

EXPENSE EXAMPLE
---------------

THE FOLLOWING EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THIS FUND VERSUS THE COST OF INVESTING IN OTHER MUTUAL FUNDS. THE EXAMPLE ASSUMES THAT YOU INVEST $10,000 IN THE FUND FOR THE TIME PERIODS INDICATED AND THEN REDEEM ALL OF YOUR SHARES AT THE END OF THOSE PERIODS. THE EXAMPLE ALSO ASSUMES THAT YOUR INVESTMENT HAS A 5% ANNUAL RETURN EACH YEAR AND THAT THE FUND'S OPERATING EXPENSES REMAIN THE SAME EACH YEAR. ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS, YOUR COSTS WOULD BE:

SHAREHOLDER TRANSACTION EXPENSES
                                    ONE YEAR       THREE YEARS
                                    --------       -----------
TRENDSTAR SMALL-CAP FUND                $143              $443
--------------------------------------------------------------
TRENDSTAR AMERICAN ENDEAVOR FUND        $143              $443
--------------------------------------------------------------

IF YOU DID NOT REDEEM YOUR SHARES, YOUR COSTS WOULD BE THE SAME.

ADDITIONAL INFORMATION ABOUT THE TRENDSTARSM SMALL-CAP FUND

The TrendStarSM Small-Cap Fund will likely be closed to new investors once the Fund obtains approximately $400 million in assets. Capping the Fund at this maximum asset level is an important element in the overall investment strategy for the Fund.

There are very real limits on how large a small-cap stock fund can grow before a change in strategy is forced upon the fund managers simply because the fund has grown too large to effectively maintain its small-cap mandate. As a fund grows in assets, additional shares of the fund's existing portfolio holdings must be purchased to maintain desired exposure percentages. At some point, the number of shares of stock a fund must purchase in a particular company may grow to represent a significant percentage of that company's total outstanding shares. Also the fund's increased trading in a particular stock may become a significant percentage of the average daily trading volume of that stock. In order to avoid those consequences, at a certain point in the fund's growth, the managers may have to change their investment strategies by, as an example:

     |X| increasing the number of different stocks within the fund. This may have the effect of diluting the best investment choices of the fund's managers and reducing the overall return of the fund;
     |X| purchasing stocks based more on their trading liquidity than on their long-term appreciation potential. This may limit the size of investment opportunities for the fund, and again may result in a reduction in the fund's overall return;
     |X| purchasing stocks of larger capitalization companies. This would cause the fund to deviate, perhaps significantly, from its primary investment mandate; and
     |X| purchasing additional shares of existing holdings that exhibit one or more of the traits described above. This would raise the relative exposure of the fund to a single stock and increase the fund's risk profile.

The Fund's management team is committed to avoiding the situations described above. Therefore, the Fund will be closed to new shareholders at a level that will allow the managers to maintain the Fund's investment strategy without hindrance. Closing the Fund to new shareholders has the additional benefit of preventing new shareholders from increasing Fund assets to the detriment of shareholders who purchased the Fund early on with the expectation of fully realizing the maximum possible return on the Fund.

WHO MANAGES OUR FUNDS

THE INVESTMENT ADVISOR
----------------------

TrendStarSM Advisors, LLC (the "Advisor"), 7300 College Blvd., Suite 308, Overland Park, KS 66210, serves as investment advisor to each Fund under a written agreement with TrendStarSM Investment Trust (the "Trust"). The shareholders of each Fund have approved the agreement. The Advisor is a recently formed Delaware limited liability company doing business and registered with the Securities and Exchange Commission ("SEC") as an investment advisor. Although the principals of the Advisor have extensive investment advisory experience, the Advisor has not previously operated as an investment advisory company.

The Advisor is responsible for the overall investment operations of each Fund; it provides investment advisory services to each Fund and is primarily responsible to the Board for the conduct of each Fund's investment activities. The Advisor will prepare quarterly reports to the Board concerning the investment activities of each Fund (or more frequently if the Board requires). The Advisor is responsible for ensuring that each Fund is managed in accordance with its investment objectives and restrictions, is responsible for reporting any deviations to the Board and for taking such corrective actions as the Board may direct.

For its services to each Fund, the Advisor receives a fee from each Fund at an annual equivalent of 0.90%, calculated daily and paid monthly, based on the average daily net assets of each Fund. The Advisor may waive receipt of some or all of its fee from time to time, at its discretion, in order to help control Fund expenses. Any such waivers are entirely voluntary and may be halted at any time.

THE FUND MANAGERS

Mr. Thomas W. Laming founded the Advisor in August, 2003 and serves as its President and Chief Investment Officer. Mr. Laming is primarily responsible for the day-to-day activities of the Advisor and is the lead Portfolio Manager to each Fund. Prior to founding the Advisor, Mr. Laming served as Senior Vice President and Portfolio Manager with Kornitzer Capital Management, Inc., in Shawnee Mission, Kansas, joining that firm in January 1993. While at Kornitzer, Mr. Laming served as Chief Equity Strategist for the Buffalo Mutual Funds and was Co-Lead manager for all of the equity mutual funds at Buffalo, including the Buffalo Small Cap, Mid Cap, Large Cap, USA Global and Science & Technology funds. Previously, Mr. Laming served as a Senior Engineer at Martin Marietta in Denver, and served as a Staff Engineer with TRW at the Johnson Space Center in Houston and at TRW's Space Park Facility in Redondo Beach, California. While an engineer, Mr. Laming's work dealt primarily with spacecraft design. Mr. Laming also worked as a technology analyst with Waddell & Reed in Overland Park, Kansas. Mr. Laming is a Senior Member of the American Institute of Aeronautics and Astronautics and holds an MBA from Indiana University, a Master of Science in Aeronautics and Astronautics from the Massachusetts Institute of Technology and a Bachelor of Science, with highest distinction, in Physics from the University of Kansas.

Mr. James R. McBride is Vice President of the Advisor and the Co-Portfolio Manager for each Fund. Mr. McBride works closely with Mr. Laming to provide day-to-day investment management for the Funds. Mr. McBride was also previously employed by Kornitzer Capital Management, Inc. as a Vice President and research analyst from 2000 until he left to join the Advisor in August, 2003. Prior to joining Kornitzer Capital, Mr. McBride served in a number of increasingly responsible positions with Hewlett Packard and subsidiary companies of Hewlett Packard from 1989 through 2000. Mr. McBride earned a B.S. degree, with honors, in Mechanical Engineering from Wichita State

University in 1983 and an M.B.A. in finance from Indiana University in 1989. Mr. McBride is also a graduate of the General Electric Manufacturing Management Program for Manufacturing Engineers in 1986.

HOW TO BUY AND SELL SHARES

HOW SHARES ARE PRICED EACH DAY
------------------------------

The price you pay for a share of a Fund, and the price you receive upon selling or redeeming a share of a Fund, is based upon the applicable Fund's net asset value ("NAV"). The NAV is calculated by taking the total value of the Fund's assets, subtracting its liabilities, and then dividing by the total number of shares outstanding, rounded to the nearest cent:

Net Asset Value = Total Net Assets - Liabilities
                  ------------------------------
                  Number of Shares Outstanding

The NAV is generally calculated as of the close of trading on the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern time) every day the NYSE is open. All purchases, redemptions or reinvestments of Fund shares will be priced at the next NAV calculated after your order is received in proper form by the Funds' transfer agent, Unified Fund Services, Inc. (the "Transfer Agent"). Your order must be placed with the Transfer Agent prior to the close of trading on the NYSE in order to be confirmed for that day's NAV. Each Fund's investments are valued at market value or, if a market quotation is not readily available, at the fair value determined in good faith by the Advisor, subject to the review and oversight of the Funds' Board of Trustees. A Fund may use an independent pricing service to determine market value.

HOW TO INVEST IN THE FUNDS
--------------------------

Each Fund offers only No-Load shares to the public. No-load Shares are sold at net asset value without an initial sales charge. This means that 100% of your initial investment is placed into shares of the Fund of your choice.

Your purchase of Fund shares is subject to the following minimum investment amounts:

                  MINIMUM
TYPE OF           INVESTMENT                SUBSEQUENT
ACCOUNT           TO OPEN ACCOUNT           INVESTMENTS
--------------------------------------------------------------------------------
REGULAR           $2,000                    $100
IRAs              $250                      $100
--------------------------------------------------------------------------------

AUTOMATIC INVESTMENT PLAN MEMBERS

                  MINIMUM
TYPE OF           INVESTMENT                SUBSEQUENT
ACCOUNT           TO OPEN ACCOUNT           INVESTMENTS
--------------------------------------------------------------------------------
REGULAR           $2,000                    $100 per month minimum
IRAs              $250                      $100 per month minimum
--------------------------------------------------------------------------------

All purchases must be made in U.S. dollars and checks must be drawn on U.S. financial institutions. No cash, credit cards, or third party checks will be accepted. A $25 fee will be charged against your account for any payment check returned to the Transfer Agent or for any incomplete electronic funds transfer, or for insufficient funds, stop payment, closed account, or other reasons. If a check does not clear your bank or the Fund is unable to debit your pre-designated bank account on the day of purchase, the affected Fund reserves the right to cancel the purchase. If your purchase is canceled, you will be responsible for any losses or fees imposed by your bank and losses that may be incurred as a result of a decline in the value of the canceled purchase. Each Fund (or its agent) has the authority to redeem shares in your account(s) from the Fund(s) to cover any resulting losses due to fluctuations in share price. Any profit on such cancellation will accrue to the Fund(s).

Your investment in the Fund(s) should be intended to serve as a long-term investment vehicle. The Funds are not designed to provide you with a means of speculating on short-term fluctuations in the stock market. Each Fund reserves the right to reject any purchase request that it regards as disruptive to its efficient management, which includes investors with a history of excessive trading. Each Fund also reserves the right to stop offering shares at any time.

Opening and Adding To Your Account
----------------------------------
You can invest in the Funds by mail, wire transfer, and through participating financial services professionals. After you have established your account, you may also make subsequent purchases by telephone. You may also invest in the Funds through an automatic payment plan. Any questions you may have can be answered by calling the Funds, toll free, at 1-888-747-4872.

Purchases through Financial Services Organizations
--------------------------------------------------
You may purchase shares of the Funds through participating brokers, dealers, and other financial professionals. Simply call your investment professional to make your purchase. If you are a client of a securities broker or other financial organization, you should note that such organizations may charge a separate fee for administrative services in connection with investments in Fund shares and may impose account minimums and other requirements. These fees and requirements would be in addition to those imposed by the Funds. If you are investing through a securities broker or other financial organization, please refer to its program materials for any additional special provisions or conditions that may be different from those described in this Prospectus (for example, some or all of the services and privileges described may not be available to you). Securities brokers and other financial organizations have the responsibility for transmitting purchase orders and funds, and for crediting their customers' accounts following redemptions, in a timely manner in accordance with their customer agreements and this Prospectus.

Purchasing Shares By Mail
-------------------------
To purchase shares by mail, simply complete the Account Application included with this Prospectus, make a check payable to The TrendStarSM Funds, and mail the Application and send:

via U.S. mail to:

                          TrendStarSM Investment Trust
                         c/o Unified Fund Services, Inc.
                                  P.O. Box 6110
                           Indianapolis, IN 46206-6110

or by overnight courier service to:

                          TrendStarSM Investment Trust
                         c/o Unified Fund Services, Inc.
                           431 N. Pennsylvania Street
                             Indianapolis, IN 46204


Your purchase order, if accompanied by payment, will be processed upon receipt by the Transfer Agent. If the Transfer Agent receives your order and payment by the close of regular trading on the NYSE (currently 4:00 p.m. East Coast time), your shares will be purchased at your Fund's NAV calculated at the close of regular trading on that day. Otherwise, your shares will be purchased at the NAV determined as of the close of regular trading on the next business day.

Purchasing Shares by Wire Transfer
----------------------------------
To make an initial purchase of shares by wire transfer, take the following steps:

     1.   Call 1-888-747-4872 to inform us that a wire is being sent.
     2.   Obtain an account number from the Transfer Agent.
     3. Fill out, fax (317-266-8756), then mail the Account Application to the Transfer Agent.
     4.   Ask your bank to wire funds to the account of:

                            Huntington National Bank
                                 ABA # 044000024
                      For Credit TrendStar Investment Trust
                               Acct # 01892240352
                         FFC (Your Name, Your Account #)

Include your name(s), address, and taxpayer identification number or Social Security number on the wire. The wire should state that you are opening a new Fund account.

To make subsequent purchases by wire, ask your bank to wire funds using the instructions listed above, and be sure to include your account number on the wire transfer instructions.

If you purchase Fund shares by wire, you must complete and file an Account Application with the Transfer Agent before any of the shares purchased can be redeemed. Either fill out and mail the Account Application form included with this prospectus, or call the Transfer Agent and they will send you an application. You should contact your bank (which will need to be a commercial bank that is a member of the Federal Reserve System) for information on sending money by wire, including any charges that your bank may make for these services.

Automatic Investment Plan
-------------------------
You may purchase shares of the Funds through an Automatic Investment Plan. The Plan provides a convenient way for you to have money deducted directly from your checking, savings, or other accounts for investment in shares of the Funds. You can take advantage of the plan by filling out the Automatic Investment Plan section of the Account Application included with this prospectus. You may only select this option if you have an account maintained at a domestic financial institution which is an Automated Clearing House ("ACH") member for automatic withdrawals under the plan. The Funds may alter, modify, amend or terminate the Plan at any time, but will notify you at least thirty (30) days beforehand if they do so. For more information, call the Transfer Agent at 1-888-747-4872 .

Telephone Purchases
-------------------
In order to purchase shares by telephone, your account authorizing such purchases must have been established prior to your call. Your initial purchase of shares may not be made by telephone. Shares purchased by telephone will be purchased at the per share NAV determined at the close of business on the day that the Transfer Agent receives payment through the ACH. Call the Transfer Agent for details.

You may make purchases by telephone only if you have an account at a bank that is a member of the ACH. Most transfers are completed within three business days of your call. To preserve flexibility, the Funds may revise or eliminate the ability to purchase Fund shares by phone, or may charge a fee for such service, although the Funds do not currently expect to charge such a fee.

The Transfer Agent employs certain procedures designed to confirm that instructions communicated by telephone are genuine. Such procedures may include, but are not limited to, requiring some form of personal identification prior to acting upon telephonic instructions, providing written confirmations of all such transactions, and/or tape recording all telephonic instructions. Assuming reasonable procedures such as the above have been followed, neither the Transfer Agent nor the Funds will be liable for any loss, cost, or expense for acting upon telephone instructions that are believed to be genuine. The Funds shall have authority, as your agent, to redeem shares in your account to cover any such loss. As a result of this policy, you will bear the risk of any loss unless the Funds and/or the Transfer Agent failed to follow procedures reasonably designed to prevent losses. However, if the Funds and/or the Transfer Agent fail to follow such procedures, it/they may be liable for such losses.

Miscellaneous Purchase Information
----------------------------------
Each Fund reserves the right to reject applications for shares under circumstances or in amounts considered disadvantageous to shareholders. Applications will not be accepted unless they are accompanied by payment in U.S. funds. Payment must be made by wire transfer, check, or money order drawn on a U.S. bank, savings & loan, or credit union. The custodian will charge a $20.00 fee against your account, in addition to any loss sustained by a Fund, for any payment check returned to the custodian for insufficient funds.

If you place an order for Fund shares through a securities broker, and you place your order in proper form before 4:00 p.m. East Coast time on any business day in accordance with their procedures, your purchase will be processed at the public offering price calculated at 4:00 p.m. on that day, if the securities broker then transmits your order to the Transfer Agent before the end of its business day (which is usually 5:00 p.m. East Coast time). The securities broker must send to the Transfer Agent immediately available funds in the amount of the purchase price within three business days for the order. The Funds have authorized one or more brokers to receive on their behalf purchase and redemption orders. Such brokers and dealers may, in turn, designate other intermediaries to receive purchase and redemption orders on the Funds' behalf. The Funds will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, receives the order. Customer orders received in such manner will be priced at the Funds' Net Asset Value ("NAV") next computed after they are received by an authorized broker or the broker's authorized designee.

Federal regulations require that you provide a certified taxpayer identification number whenever you open or reopen an account. Congress has mandated that if any shareholder fails to provide and certify to the accuracy of the shareholder's social security number or other taxpayer identification number, the Funds will be required to withhold a percentage, currently 31%, of all dividends, distributions and payments, including redemption proceeds, to such shareholder as a backup withholding procedure.

        IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT
        ----------------------------------------------------------------
To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions, which includes mutual funds, to obtain, verify and record information that identifies each person who opens an account. Accordingly, when you open an account with the Trust, we will ask for your name, date of birth, and other information that will allow us to identify you. We may also ask for other identifying documents or information. If you fail to provide us with requested information, we may be unable to open your account, or may have to close your recently opened account, or restrict activity in your account until the requested information is provided.

DISTRIBUTION FEES

The Trust has adopted, but not yet implemented, a Plan of Distribution Pursuant to Rule 12b-1 under the 1940 Act (the 12b-1 Plan) for each Fund, pursuant to which each Fund would pay the Principal Underwriter a monthly fee for distribution and/or shareholder servicing expenses not to exceed 0.25% per annum of each Fund's average daily net assets. The Principal Underwriter may, in turn, pay such fees to third parties for eligible services provided by those parties to the Funds.

The Trust has not implemented the 12b-1 Plan and does not foresee doing so in the coming year. The Board adopted the Plan so that, if and when necessary, the Funds would have available sufficient resources to pay third parties who provide eligible services to the Funds.

If the 12b-1 Plan is implemented in the future, you should be aware that if you hold your shares for a substantial period of time afterwards, you may indirectly pay more than the economic equivalent of the maximum front-end sales charge allowed by the National Association of Securities Dealers due to the recurring nature of Distribution (12b-1) fees.

HOW TO SELL (REDEEM) YOUR SHARES

You may sell (redeem) your shares at any time. You may request the sale of your shares either by mail, by telephone or by wire.

By Mail
-------
Redemption requests should be mailed via U.S. mail to:

                          TrendStarSM Investment Trust
                         c/o Unified Fund Services, Inc.
                                  P.O. Box 6110
                           Indianapolis, IN 46206-6110

or by overnight courier service to:

                          TrendStarSM Investment Trust
                         c/o Unified Fund Services, Inc.
                           431 N. Pennsylvania Street
                             Indianapolis, IN 46204

The selling price of the shares being redeemed will be the Fund's per share NAV next calculated after receipt of all required documents in "Good Order". "Good Order" means that the request must include:

     1.   Your account number;
     2. The number of shares to be sold (redeemed) or the dollar value of the amount to be redeemed;
     3. The signatures of all account owners exactly as they are registered on the account;
     4.   Any required signature guarantees; and
     5. Any supporting legal documentation that is required in the case of estates, trusts, corporations or partnerships and certain other types of accounts.

Payment of redemption proceeds will be made no later than the third business day after the valuation date unless otherwise expressly agreed by the parties at the time of the transaction.

Signature Guarantees
--------------------
A signature guarantee of each owner is required to redeem shares in the following situations, for all size transactions:

     (i)   if you change the ownership on your account;
     (ii) when you want the redemption proceeds sent to a different address than is registered on the account;
     (iii) if the proceeds are to be made payable to someone other than the account's owner(s);
     (iv)  any redemption transmitted by federal wire transfer to your bank; and
     (v) if a change of address request has been received by the Funds or Transfer Agent within 15 days previous to the request for redemption.

In addition, signature guarantees are required for all redemptions of $25,000 or more from any Fund shareholder account. A redemption will not be processed until the signature guarantee, if required, is received in "Good Order".

Signature guarantees are designed to protect both you and the Funds from fraud. To obtain a signature guarantee, you should visit a bank, trust company, member of a national securities exchange, other broker-dealer, or other eligible guarantor institution. (Notaries public cannot provide signature guarantees.) Guarantees must be signed by an authorized person at one of these institutions and be accompanied by the words "Signature Guarantee."

By Telephone
------------
You may redeem your shares in the Funds by calling the Transfer Agent at 1-888-747-4872 if you elected to use telephone redemption on your Account
Application when you initially purchased shares. Redemption proceeds must be transmitted directly to you or to your pre-designated account at a domestic bank. You may not redeem by telephone if a change of address request has been received by the Funds or the Transfer Agent within 15 days previous to the request for redemption. During periods of substantial economic or market changes, telephone redemptions may be difficult to implement. If you are unable to contact the Transfer Agent by telephone, shares may be redeemed by delivering the redemption request in person or by mail. You should understand that, with the telephone redemption option, you may be giving up a measure of security that you might otherwise have had were you to redeem your shares in writing. In addition, interruptions in telephone service may mean that you will be unable to effect a redemption by telephone if desired.

If you purchase your shares by check and then redeem your shares before your check has cleared, the Funds may hold your redemption proceeds until your check clears, or for 15 days, whichever comes first.

By Wire
-------
You may request the redemption proceeds be wired to your designated bank if it is a member bank or a correspondent of a member bank of the Federal Reserve System. The Custodian may charge a fee (currently $15) for outgoing wires.

Redemption at the Option of the Funds
-------------------------------------
If the value of the shares in your account falls to less than $2,000, the Fund(s) may notify you that, unless your account is increased to an amount exceeding those minimums, it will redeem all your shares and close the account by paying you the redemption proceeds and any dividends and distributions declared and unpaid at the date of redemption. You will have 30 days after notice to bring your account up to the appropriate minimum before any action is taken. This minimum balance requirement does not apply to IRAs and other tax-sheltered investment accounts. This right of redemption shall not apply if the value of your account drops below the minimum requirement as the result of market action. The Funds reserve this right because of the expense to the Funds of maintaining very small accounts.

Exchange Feature
----------------
You may exchange your shares of a Fund for the same share class of any other Fund. An exchange involves the simultaneous redemption of shares of one Fund and the purchase of shares of another Fund at each Fund's respective closing NAV next determined after a request for exchange has been received. This transaction is taxable. You may direct the Funds to exchange your shares by contacting the Transfer Agent. The request must be signed exactly as your name appears on your account and it must also provide your account number, number of shares to be exchanged, the names of the Fund(s) to which the exchange will take place, and a statement as to whether the exchange is a full or partial redemption of existing shares.

A pattern of frequent exchange or buy/sell transactions may be deemed by the Funds to be an abusive practice that is not in the best interests of current shareholders of the Fund(s). Such a pattern may, at the discretion of the Funds, be limited by the Fund's refusal to accept further purchase and/or exchange orders from the offending investor. The Trust will consider all factors it deems relevant in determining whether a pattern of frequent purchases, redemptions and/or exchanges by a particular investor is abusive and not in the best interests of the Funds or its other shareholders. The Board of Trustees of the Funds reserves the right to suspend or terminate, or amend the terms of the exchange privilege upon 30 days written notice to shareholders.

Systematic Withdrawal Plan
--------------------------
Shareholders owning shares with a value of $10,000 or more may establish a Systematic Withdrawal Plan. A shareholder may receive monthly or quarterly payments, in amounts of not less than $100 per payment, by authorizing the Funds to redeem the necessary number of shares periodically (each month, or quarterly in the months of March, June, September, and December) in order to make the payments requested. The Funds have the capacity of electronically depositing the proceeds of the systematic withdrawal directly to the shareholder's personal bank account ($5,000 minimum per bank wire). Instructions for establishing this service are included in the Account Application enclosed in this Prospectus, or are available by calling the Funds. If you prefer to receive systematic withdrawal proceeds in cash, or if such proceeds are less than the $5,000 minimum for a bank wire, checks will be made payable to the designated recipient and mailed within 7 days of the valuation date. If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the Application (see "Signature Guarantees"). A corporation (or partnership) must also submit a "Corporate Resolution" (or "Certification of Partnership") indicating the names, titles and required number of signatures authorized to act on its behalf. The Application must be signed by a duly authorized officer(s) and the corporate seal affixed. No redemption fees are charged to shareholders under this plan. Costs in conjunction with the administration of the plan are borne by the Funds. Shareholders should be aware that such systematic withdrawals may deplete or use up entirely their initial investment and may result in realized long-term or short-term capital gains or losses. The Systematic Withdrawal Plan may be terminated at any time by the Funds upon sixty days written notice or by a shareholder upon written notice to the Funds. Applications and further details may be obtained by calling the Funds at 1-888-747-4872 or by writing to the Transfer Agent.

                             ADDITIONAL INFORMATION

DIVIDENDS AND DISTRIBUTIONS

Dividends paid by the Funds are derived from each Fund's net investment income. Net investment income will be distributed at least annually. Each Fund's net investment income is made up of dividends received from the stocks and other securities it holds, as well as interest accrued and paid on any other obligations that might be held in its portfolio.

A Fund realizes capital gains when it sells a security for more than it paid for it. A Fund may make distributions of its net realized capital gains (after any reductions for capital loss carry forwards) generally once a year.

Unless you elect to have your distributions paid in cash, your distributions will be reinvested in additional shares of the Funds. You may change the manner in which your dividends are paid at any time by writing to the Transfer Agent at the address shown above.

TAX CONSIDERATIONS

Each Fund intends to qualify as a regulated investment company under Sub Chapter M of the Internal Revenue Code so as to be relieved of federal income tax on its capital gains and net investment income currently distributed to its shareholders. To qualify as a regulated investment company, each Fund must, among other things, derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, or other income derived with respect to its business of investing in such stock or securities, and distribute substantially all of such income to its shareholders at least annually.

The Funds intend to distribute to shareholders, at least annually, usually in December, substantially all net investment income and any net capital gains realized from sales of the portfolio securities. Dividends from net investment income and distributions from any net realized capital gains are reinvested in additional shares of the Funds unless the shareholder has requested in writing to have them paid by check.

Dividends from investment income and net short-term capital gains are generally taxable to you as ordinary income. Distributions of long-term capital gains are taxable as long-term capital gains regardless of the length of time shares in the Fund have been held. Distributions are taxable, whether received in cash or reinvested in shares of the Funds.

You will be advised annually of the source of distributions for federal income tax purposes.

If you fail to furnish your social security or other tax identification number or to certify properly that it is correct, the Funds may be required to withhold federal income tax at the rate of 31% (backup withholding) from your dividend,  capital  gain,  and  redemption  payments.  Dividend and capital gain payments  may also be  subject  to  backup  withholding  if you fail to  certify properly that you are not subject to backup withholding due to the under-reporting of certain income.

Taxable distributions generally are included in your gross income for the taxable year in which they are received. However, dividends declared in October, November, and December and made payable to shareholders of record in such month will be deemed to have been received on December 31st if paid by the Funds during the following January.

Distributions by a Fund will result in a reduction in the fair market value of the Fund's shares. Should a distribution reduce the fair market value below your cost basis, such distribution would be taxable to you as ordinary income or as a long-term capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, you should be careful to consider the tax implications of buying shares of a Fund just prior to a distribution. The price of such shares will include the amount of any forthcoming distribution so that you may receive a return of investment upon distribution which will, nevertheless, be taxable.

A redemption of shares is a taxable event and, accordingly, a capital gain or loss may be recognized. You should consult a tax advisor regarding the effect of federal, state, local, and foreign taxes on an investment in the Funds.

GENERAL INFORMATION

The Funds will not issue stock certificates evidencing shares. Instead, your account will be credited with the number of shares purchased, relieving you of responsibility for safekeeping of certificates and the need to deliver them upon redemption. Written confirmations are issued for all purchases of shares.

In reports, other communications to investors, or advertising material, the Funds may describe general economic and market conditions affecting the Funds and may compare their performance with other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc. or similar nationally recognized rating services and financial publications that monitor mutual fund performance. The Funds may also, from time to time, compare their performance to one or more appropriate indices.

According to the law of Delaware under which the Trust is organized and the Trust's Declaration of Trust and by-laws, the Funds are not required to hold an annual meeting of shareholders unless required to do so under the Investment Company Act of 1940. Accordingly, the Funds will not hold annual shareholder meetings unless required to do so under the Act. Shareholders do have the right to call a meeting of shareholders for the purpose of voting to remove directors. The Funds will render assistance to shareholders in connection with their efforts to arrange a shareholder meeting as required under Section 16(c) of the Investment Company Act of 1940, as amended.

The names "TrendStarSM" and "TrendStarSM Funds" are copyrighted trade names of the Advisor and are used by the Trust with the Advisor's permission. The Trust may use such names indefinitely so long as the Advisor is employed by the Trust. However, the Advisor may withdraw permission to use such names at any time if it ceases to provide services to the Trust and/or Funds.

Protecting your personal information is a priority for the Funds and our privacy policy has been designed to support this objective. The Funds may collect non-public personal information from you in the following ways:

     |X| From information provided by you on applications or other forms submitted to the Funds or to the Transfer Agent; and
     |X|  From information arising from your investment in the Funds.

The Funds utilize electronic, procedural, and physical controls in keeping with industry standards and procedures. For example, the Funds authorize access to your personal and account information on a "needs information only" basis to personnel utilizing this information to provide products or services to you.

The Funds do not disclose any non-public personal information about you, except as permitted or required by law. For example, the Funds have entered into arrangements with the Advisor to provide investment advisory, administrative, and other services, and the Funds may disclose information about you or information that you have provided to the Funds to the Adviser in connection with the Adviser's responsibilities to the Funds.

The Board of Trustees of the Funds has approved a Code of Ethics (the "Code") for the Funds and Advisor. The Trust's Principal Underwriter has also adopted a Code of Ethics which governs its activities as an Underwriter. These Codes govern the personal activities of persons who may have knowledge of the investment activities of the Funds, requires that they file regular reports concerning their personal securities transactions, and prohibits activities that might result in harm to the Funds. The Board is responsible for overseeing the implementation of the Codes. The Funds have filed copies of each Code with the Securities and Exchange Commission. Copies of the Codes of Ethics may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. The Codes are also available on the SEC's EDGAR database at the SEC's web site (www.sec.gov). Copies of this information can be obtained, after paying a duplicating fee, by electronic request (publicinfo@sec.gov), or by writing the SEC's Public Reference Section, Washington, DC 20549-0102.

                              FOR MORE INFORMATION

Additional information about the Funds is available in the Funds' Statement of Additional Information (SAI). The SAI contains more detailed information on all aspects of the Funds. A current SAI, dated October 10, 2003, has been filed with the SEC and is incorporated by reference into (is legally a part of) this Prospectus.

To receive information concerning the Funds, or to request a copy of the SAI or other documents relating to the Funds, please contact the Funds by calling toll free at 1-888-747-4872, or:

via U.S. mail to:

                          TrendStarSM Investment Trust
                         c/o Unified Fund Services, Inc.
                                  P.O. Box 6110
                           Indianapolis, IN 46206-6110

or by overnight courier service to:

                          TrendStarSM Investment Trust
                         c/o Unified Fund Services, Inc.
                           431 N. Pennsylvania Street
                             Indianapolis, IN 46204

A copy of your requested document(s) will be sent to you within three days of your request.

Information about the Funds (including the SAI) can also be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information concerning the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Information about the Funds is also available on the SEC's EDGAR database at the SEC's web site (www.sec.gov). Copies of this information can be obtained, after paying a duplicating fee, by electronic request (publicinfo@sec.gov), or by writing the SEC's Public Reference Section, Washington, DC 20549-0102.

                 The Fund's Investment Company Act File No. is:
                                    811-21405